Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of

                       The Securities Exchange Act of 1934

       Date of Report (date of earliest event reported) February 28, 2001

                               SYNERGY BRANDS INC.

  Delaware                         0-19409                   22-2993066

-----------------             ---------------             --------------------
(State or other               (Commission                 (IRS Employer
jurisdiction of               File Number)                identification no.)
incorporation or
organization)

                   40 Underhill Blvd., Syosset, New York 11791

          -------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

        Registrant's telephone number including area code: (516) 682-1980

                                Page 1 of 3 Pages

                             Exhibit Index on Page 3

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     The Registrant's auditors who have audited the financial records of the Registrant for at least the last two years, Belew Averitt LLP, have merged into BDO Seidman LLP, both being headquartered in Dallas, Texas and the Registrant has engaged as of February 28, 2001 the surviving entity BDO Seidman, LLP, 700
N. Pearl Street, Suite 2000, Dallas, Texas 75201-2867 as their independent certified public accountants to audit the financial records of the Registrant and prepare the audited financial statements of the Registrants for the year ended December 31, 2000 to be included as part of the Registrant's Annual Report on Form 10KSB for such annual period, and to continue as the Registrant's auditors unless and until a successor may be engaged by Registrant.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

No financial statements are being provided herewith

                                    EXHIBITS

No Exhibits are being provided herewith

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on his behalf by the undersigned hereunto duly authorized.

                                          SYNERGY BRANDS INC.

                                          by /s/ Mitchell Gerstein
                                         --------------------------------------
                                                 Mitchell Gerstein, Vice Pres.

Dated:   March 8, 2001

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